      As filed with the Securities and Exchange Commission on June 9, 2000

                          Registration No. 333-________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                           ART TECHNOLOGY GROUP, INC.
               (Exact name of issuer as specified in its charter)


Delaware                                                  04-3141918
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                      Identification Number)


     25 First Street, Cambridge, MA                         02141
(Address of Principal Executive Offices)                 (Zip Code)

                             1996 STOCK OPTION PLAN
                            (Full title of the Plan)

                                   JEET SINGH
                             CHIEF EXECUTIVE OFFICER
                           ART TECHNOLOGY GROUP, INC.
                                 25 FIRST STREET
                               CAMBRIDGE, MA 02141
                     (Name and address of agent for service)

                                 (617) 386-1000
          (Telephone number, including area code, of agent for service)


===================================================================================================================================
                                                          Proposed maximum              Proposed maximum            Amount of
     Title of securities           Amount to               offering price              Aggregate offering         registration
      to be registered           be Registered                per share                      price                     fee
-----------------------------------------------------------------------------------------------------------------------------------
   Common Stock, $.01 par          7,000,000                $62.1875 (1)                 $435,312,500(1)            $114,923
            value                    shares
===================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on the Nasdaq National Market on June 7, 2000 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.

                     STATEMENT OF INCORPORATION BY REFERENCE

         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 333-78333) filed by the Registrant on July 20, 1999, relating to the Registrant's 1996 Stock Option Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on the 2nd day of June, 2000.

                                    ART TECHNOLOGY GROUP, INC.


                                    By:  /s/ Jeet Singh
                                       --------------------------------
                                       Jeet Singh
                                       Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Art Technology Group, Inc., hereby severally constitute Jeet Singh, Ann C. Brady and David A. Westenberg, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Art Technology Group, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.





Signature                                   Title                                    Date
---------                                   -----                                    ----
  /s/ Jeet Singh                            Chief Execuitve Officer, Director        June 2, 2000
---------------------------                 (Principal Executive Officer)
Jeet Singh

 /s/ Joseph T. Chung                        Chief Technology Officer, Treasurer      June 2, 2000
---------------------------                 and Chairman of the Board
Joseph T. Chung

 /s/ Ann C. Brady                           Chief Financal Officer and Vice          June 2, 2000
---------------------------                 President, Finance (Principal
Ann C. Brady                                Financial and Accounting Officer)

/s/ Charles R. Lax                          Director                                 June 2, 2000
---------------------------
Charles R. Lax

                                            Director
---------------------------
Scott A. Jones

/s/ Thomas N. Matlack                       Director                                 June 2, 2000
---------------------------
Thomas N. Matlack

/s/ Phyllis S. Swersky                      Director                                 June 2, 2000
---------------------------
Phyllis S. Swersky

/s/ Robert F. Walters                       Director                                 June 2, 2000
---------------------------
Robert F. Walters


                                  Exhibit Index
                                  -------------

Exhibit
Number             Description
-------            -----------
    4.1 (1)        Amended and Restated Certificate of Incorporation of the Registrant.
    4.2            Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant.
    4.3 (1)        Amended and Restated By-Laws of the Registrant.
    5              Opinion of Hale and Dorr LLP.
   23.1            Consent of PricewaterhouseCoopers LLP.
   23.2            Consent of Hale and Dorr LLP (included in Exhibit 5).
   24              Power of Attorney (included on the signature page of this Registration Statement).

--------------------------------------
  (1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 333-78333) filed on May 12, 1999.